THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

PGIM Balanced Fund

Supplement dated June 22, 2018 to the Currently Effective Statement of Additional Information

Effective as of July 1, 2018, the Fund’s subadvisers agreed to contractually reduce their subadvisory fee rates. To reflect this change, effective as of July 1, 2018, the subadvisory fee rates appearing for each subadviser in Part I of the Statement of Additional Information are hereby deleted, and the following new subadvisory fee rates are substituted:

Balanced Fund
PGIM Fixed Income: 0.20% on all assets.
QMA: 0.30% on all assets.

LR1061